UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 22, 2016

INTERLINK ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37659	77-0056625
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

31248 Oak Crest Drive, Suite 110
Westlake Village, California	91361
(Address of Principal Executive Offices)	(Zip Code)

(805) 484-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 22, 2016, David S. Burnett, 50, was appointed Chief Financial Officer of Interlink Electronics, Inc. Effective upon Mr. Burnett’s appointment, Steven N. Bronson resigned as our Chief Financial Officer. Mr. Bronson remains our Chief Executive Officer.

Mr. Burnett has over 25 years of business experience in public accounting and corporate financial matters. From July 2010 until August 2016, Mr. Burnett served in various management positions with EnPro Industries, Inc., most recently Vice President and Treasurer.  EnPro Industries is a diversified manufacturer of proprietary engineered products used in critical applications.

Prior to joining EnPro, Mr. Burnett was a Director at PricewaterhouseCoopers LLP in Charlotte, North Carolina from November 2004 to July 2010, and from September 2001 to November 2004 in the Washington National Tax Services office in Washington, DC. Prior to PricewaterhouseCoopers LLP, he was a Senior Manager in Grant Thornton LLP’s Office of Federal Tax Services in Washington, D.C. Mr. Burnett received his Bachelor of Science in Business Administration (Accounting) from Old Dominion University, and a Masters of Science in Taxation from Golden Gate University. He is both a Certified Public Accountant and a Certified Treasury Professional.

In connection with his appointment, we entered into an employment offer letter with Mr. Burnett, pursuant to which we will pay Mr. Burnett an annual base salary of $200,000. Additionally, for up to one year Mr. Burnett is entitled to reimbursement of $1,500 per month of temporary housing expenses.  Mr. Burnett also received a restricted stock unit award of 5,000 shares of common stock, of which 50% vests on each of the fourth and fifth anniversaries of the commencement of his employment with us. Mr. Burnett’s offer letter provides for “at will” employment and may be terminated at any time by either party. Mr. Burnett is not entitled to any termination payments or benefits under his offer letter.  He will be based out of the Company’s facilities in Charleston, South Carolina.

The foregoing description of Mr. Burnett’s offer letter does not purport to be complete and is qualified in its entirety by reference to the full text of the offer letter. A copy of the offer letter is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

There are no understandings or arrangements between Mr. Burnett and any other person pursuant to which Mr. Burnett was selected as Chief Financial Officer. Mr. Burnett does not have any family relationship with any director, executive officer or person nominated or chosen by our board of directors to become an executive officer.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                        Employment Offer Letter, dated July 11, 2016, between the Registrant and David S. Burnett.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2016	INTERLINK ELECTRONICS, INC.

	By:	/s/ Steven N. Bronson
Steven N. Bronson
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Employment Offer Letter, dated July 11, 2016, between the Registrant and David S. Burnett.